Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of April 20, 2016 (the "Amendment Date") and is executed by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership ("MLP Parent"), the Subsidiaries of MLP Parent listed as "Borrowers" on the signature pages hereto (together with MLP Parent, collectively the "Borrowers" and each individually a "Borrower"), the Lenders party hereto (which Lenders constitute at least Required Lenders), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders ("Agent").

R E C I T A L S:

A.    Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014, as previously amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 4, 2015 (as amended or otherwise modified from time to time, the "Credit Agreement").

B.    Borrowers, Guarantors (if any), Required Lenders and Agent desire to amend the Credit Agreement to, among other things, allow for (i) the issuance of the Senior Secured Notes in the aggregate principal amount of up to $400,000,000 pursuant to the Senior Secured Notes Indenture and (ii) such Senior Secured Notes to be secured by a pari passu Lien on the Hedge Agreement Collateral (but not on any Collateral).

NOW, THEREFORE, for good and valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS
Section 1.1    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement as amended hereby.
SECTION 2.     AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.1    Amendments to Section 1.1 of the Credit Agreement.
(a)    Amendment to the Definition of the Term "Alternate Currency Rate". The definition of the term "Alternate Currency Rate" is hereby amended to add the following sentence to the end of such definition:
Notwithstanding the foregoing or anything to the contrary contained in this definition, in no event shall the Alternate Currency Rate be less than zero.

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(b)    Addition of Defined Term "Bail-In Action" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Bail-In Action" – the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(c)    Addition of Defined Term "Bail-In Legislation" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Bail-In Legislation" – with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
(d)    Amendment to the Definition of the Term "Base Rate". The definition of the term "Base Rate" is hereby amended to add the following sentence to the end of such definition:
Notwithstanding the foregoing or anything to the contrary contained in this definition, in no event shall the Base Rate be less than zero.
(e)    Amendment to the Definition of the Term "Change of Control". Clause (e) of the definition of the term "Change of Control" is hereby amended and restated to read in its entirety as follows:
(e)    the occurrence of a "Change of Control" (or any comparable term) under, and as defined or used in, any Senior Notes Indenture or the Senior Secured Notes Indenture.
(f)    Amendment to the Definition of the Term "Defaulting Lender". The definition of the term "Defaulting Lender" is hereby amended and restated to read in its entirety as follows:
"Defaulting Lender" – any Lender that (a) has failed to comply with its funding obligations hereunder, and such failure is not cured within three Business Days, unless, within such three Business Day period, such Lender notifies Agent and Borrower Agent in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including the particular Default, if any) has not been satisfied; (b) has notified Agent or any Borrower that such Lender does not intend to comply with its funding obligations hereunder or under any other credit facility, or has made a public statement to that effect; (c) has failed, within three Business Days following request by Agent or Borrower Agent, to confirm in a manner satisfactory to Agent and Borrower Agent that such Lender will comply with its funding obligations hereunder; or (d) has, or has a direct or indirect parent company that has, become the subject of a proceeding under any Insolvency Proceeding or Bail-In Action or taken any action in furtherance or acquiescence thereof; provided, however, that a Lender shall not be a Defaulting Lender solely by virtue of a Governmental

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Authority's ownership of an Equity Interest in such Lender or parent company unless the ownership provides immunity for such Lender from jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets, or permits such Lender or Governmental Authority to repudiate or otherwise to reject such Lender's agreements.
(g)    Addition of Defined Term "EEA Financial Institution" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"EEA Financial Institution" – (a) any credit institution or investment firm established in an EEA Member Country that is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above; or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in the foregoing clauses and is subject to consolidated supervision with its parent.

(h)    Addition of Defined Term "EEA Member Country" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"EEA Member Country" – any of the member states of the European Union, Iceland, Liechtenstein and Norway.

(i)    Addition of Defined Term "EEA Resolution Authority" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"EEA Resolution Authority" – any public administrative authority or any Person entrusted with public administrative authority of an EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(j)    Addition of Defined Term "EU Bail-In Legislation Schedule" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"EU Bail-In Legislation Schedule" – the EU Bail-In Legislation Schedule published by the Loan Market Association, as in effect from time to time.

(k)    Amendment to the Definition of the Term "Hedge Agreement Collateral". The definition of the term "Hedge Agreement Collateral" is hereby amended and restated to read in its entirety as follows:

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"Hedge Agreement Collateral" – the "Collateral" as such term is defined in the "Collateral Trust Agreement" as such term is defined in the Hedge Intercreditor Agreement, as such Collateral Trust Agreement is in effect as of April 20, 2016, and without any amendment thereto or modification thereof except as may be consented to by Agent; provided, however, that in no event shall the "Hedge Agreement Collateral" include any Collateral.
(l)    Amendment to the Definition of the Term "Hedge Intercreditor Agreement". The definition of the term "Hedge Intercreditor Agreement" is hereby amended and restated to read in its entirety as follows:
"Hedge Intercreditor Agreement" – that certain Second Amended and Restated Intercreditor Agreement dated as of April 20, 2016, among MLP Parent and its Subsidiaries, Wilmington Trust, National Association as "Fixed Asset Collateral Trustee" and Agent, including any replacement thereof approved by Agent from time to time.
(m)    Amendment to the Definition of the Term "IP License". The definition of the term "IP License" is hereby amended and restated to read in its entirety as follows:
"IP License" – that certain Amended and Restated License to Use Intellectual Property Rights dated April 20, 2016, executed by MLP Parent and its Subsidiaries to Agent, for the benefit of Agent and Lenders, including any replacement thereof approved by Agent from time to time.
(n)    Amendment to the Definition of the Term "LIBOR". The definition of the term "LIBOR" is hereby amended to add the following sentence to the end of such definition:
Notwithstanding the foregoing or anything to the contrary contained in this definition, in no event shall LIBOR be less than zero.
(o)    Amendment to the Definition of the Term "Senior Notes". The definition of the term "Senior Notes" is hereby amended and restated to read in its entirety as follows:
"Senior Notes" – (a) $350,000,000 aggregate principal amount of 7.625% unsecured senior notes due 2022 issued pursuant to the 2013 Senior Notes Indenture (as defined in the definition of "Senior Notes Indentures"), (b) $900,000,000 aggregate principal amount of 6.50% unsecured senior notes due 2021 issued pursuant to the 2014 Senior Notes Indenture (as defined in the definition of "Senior Notes Indentures"), (c) $325,000,000 aggregate principal amount of 7.75% unsecured senior notes due 2023 issued pursuant to the 2015 Senior Notes Indenture (as defined in the definition of "Senior Notes Indentures"), and (d) any subsequent offering of unsecured senior notes, without regard to principal amount, having a maturity date that is at or after April 15, 2021, in each case issued by MLP Parent and Calumet Finance.
(p)    Amendment to the Definition of the Term "Senior Notes Indentures". The definition of the term "Senior Notes Indentures" is hereby amended and restated to read in its entirety as follows:

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"Senior Notes Indentures" – (a) that certain Indenture, dated as of November 26, 2013, by and among MLP Parent and Calumet Finance, as issuers, the "Guarantors" (as defined therein) and Wilmington Trust, National Association, as trustee (the "2013 Senior Notes Indenture"), (b) that certain Indenture, dated as of March 31, 2014, by and among MLP Parent and Calumet Finance, as issuers, the "Guarantors" (as defined therein) and Wilmington Trust, National Association, as trustee (the "2014 Senior Notes Indenture"), (c) that certain Indenture, dated as of March 27, 2015, by and among MLP Parent and Calumet Finance, as issuers, the "Guarantors" (as defined therein) and Wilmington Trust, National Association, as trustee (the "2015 Senior Notes Indenture"), and (d) any note purchase agreement, indenture or other agreement evidencing any other Senior Notes or any refinancing of the foregoing permitted by Section 9.2.3.
(q)    Amendment to the Definition of the Term "Senior Notes Registration Rights Agreements". The definition of the term "Senior Notes Registration Rights Agreements" is hereby amended and restated to read in its entirety as follows:
"Senior Notes Registration Rights Agreements" – (a) that certain Registration Rights Agreement dated November 26, 2013, among certain Borrowers, as issuers or guarantors of the Senior Notes, and the "Initial Purchasers" (as defined therein), (b) that certain Registration Rights Agreement dated March 31, 2014, among certain Borrowers, as issuers or guarantors of the Senior Notes, and the "Initial Purchasers" (as defined therein), (c) that certain Registration Rights Agreement dated March 27, 2015, among certain Borrowers, as issuers or guarantors of the Senior Notes, and the "Initial Purchasers" (as defined therein), and (d) any registration rights agreement or similar agreement relating to any other Senior Notes or any refinancing thereof permitted by Section 9.2.3.
(r)    Addition of Defined Term "Senior Secured Notes" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Senior Secured Notes" – up to $400,000,000 aggregate principal amount of 11.5% senior secured notes due 2021 issued by MLP Parent and Calumet Finance pursuant to the Senior Secured Notes Indenture.

(s)    Addition of Defined Term "Senior Secured Notes Agreements" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Senior Secured Notes Agreements" – the Senior Secured Notes, the Senior Secured Notes Indenture, the other "Note Documents" as such term is defined in the Senior Secured Notes Indenture, the "Fixed Asset Collateral Documents" as such term is defined in the Hedge Intercreditor Agreement and the "Collateral Trust Agreement" as such term is defined in the Hedge Intercreditor Agreement.

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(t)    Addition of Defined Term "Senior Secured Notes Indenture" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Senior Secured Notes Indenture" – that certain Indenture, dated as of April 20, 2016, by and among MLP Parent and Calumet Finance, as issuers, the "Guarantors" (as defined therein) and Wilmington Trust, National Association as trustee.

(u)    Addition of Defined Term "Write-Down and Conversion Powers" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Write-Down and Conversion Powers" – the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which powers are described in the EU Bail-In Legislation Schedule.

Section 2.2    Amendment and Restatement of Section 4.2.3 of the Credit Agreement. Section 4.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
4.2.3    Status; Cure. Agent may determine in its reasonable discretion that a Lender constitutes a Defaulting Lender and the effective date of such status shall be conclusive and binding on all parties, absent manifest error (provided that such right of determination by Agent shall not preclude Borrower Agent's right to make such a determination in accordance with the requirements of the definition of the term "Defaulting Lender"). Borrowers, Agent and Issuing Bank may agree in writing that a Lender has ceased to be a Defaulting Lender, whereupon Pro Rata shares shall be reallocated without exclusion of the reinstated Lender's Commitments and Loans, and the Revolver Usage and other exposures under the Revolver Commitments shall be reallocated among Lenders and settled by Agent (with appropriate payments by the reinstated Lender, including payment of any breakage costs for reallocated LIBOR Loans) in accordance with the readjusted Pro Rata shares. Unless expressly agreed by Borrowers, Agent and Issuing Bank, or as expressly provided herein with respect to Bail-In Actions and related matters, no reallocation of Commitments and Loans to non-Defaulting Lenders or reinstatement of a Defaulting Lender shall constitute a waiver or release of claims against such Lender. The failure of any Lender to fund a Loan, to make a payment in respect of LC Obligations or otherwise to perform its obligations hereunder shall not relieve any other Lender of its obligations under any Credit Document, and no Lender shall be responsible for default by another Lender.

Section 2.3    Addition of Section 7.7 of the Credit Agreement. A new Section 7.7 is hereby added to the Credit Agreement, which Section shall immediately succeed Section 7.6 and immediately precede Section 8 of the Credit Agreement and shall read in its entirety as follows:
Section 7.7    Access to Premises, etc. and Certain Agreements relating to the Collateral Trust Agreement and the Fixed Asset Collateral.

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(a)    In addition to the rights and remedies under this Agreement and the other Credit Documents, upon the occurrence of an Event of Default and during the continuance thereof, Agent shall have the right to enter and remain upon the various premises of each Obligor without cost or charge to Agent, and use such premises, as well as all equipment, materials, supplies, books and records and other Property of such Obligor, for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.
(b)    Each Obligor hereby agrees that such Obligor shall not, without the prior written consent of Agent, agree to any amendment to or modification of the "Collateral Trust Agreement" or any other "Fixed Asset Collateral Document", as such terms are defined in the Hedge Intercreditor Agreement, (i) if such amendment or modification would, in any way, broaden the description of any property or assets that constitute a part of the "Fixed Asset Collateral" (as such term is defined in the Hedge Intercreditor Agreement) beyond the categories or types of collateral identified in or contemplated by such "Collateral Trust Agreement" or such other "Fixed Asset Collateral Documents", respectively, as each such document is in effect as of April 20, 2016, (ii) which would amend or modify the definition of the term "Working Capital Priority Collateral" or the term "Excluded Property" as each such term is contained in such "Collateral Trust Agreement" or any such other "Fixed Asset Collateral Document" as of April 20, 2016, if such amendment or modification would, in any way, narrow or limit the description of any property or assets that constitute a part of such "Working Capital Priority Collateral" or such "Excluded Property", respectively, as each such term is defined in such "Collateral Trust Agreement" or any such other "Fixed Asset Collateral Document" as of April 20, 2016, or (iii) which could reasonably be expected to be, in any way, materially adverse to Agent or any Secured Party.
Section 2.4    Amendment to Section 8.1.1 of the Credit Agreement. Section 8.1.1 of the Credit Agreement is hereby amended to add the following sentence to the end of such section:
No Obligor is an EEA Financial Institution.

Section 2.5    Amendment and Restatement of Section 8.1.2 of the Credit Agreement. Section 8.1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
8.1.2 Authorization; No Contravention. The execution, delivery and performance by each Obligor of each Credit Document to which such Person is party and the performance of its obligations thereunder (including, without limitation, the Borrowing of Loans, the request for issuance of Letters of Credit and the grant of Liens on the Collateral as security for the Obligations) have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) violate the terms of any of such Person's Organization Documents; (b) violate or result in any default or an event of default under or any breach or contravention of, or result in or require the creation of any Lien (other than the Liens created by this Agreement or the other Credit Documents) under, or require any payment to be made under (i) any Contractual Obligation (including, without limitation, any Senior Notes Agreement or any Senior Secured Notes Agreement) to which such Obligor is a party or affecting such Obligor or the Property of such Obligor or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Applicable Law. In addition to and without limiting the generality of the foregoing, each Obligor represents and

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warrants to Agent and Lenders that, in connection with each request for the funding of a Loan or the issuance of a Letter of Credit, such Loan or Letter of Credit (as applicable) is permitted as an incurrence of additional Indebtedness under each Senior Notes Agreement and each Senior Secured Notes Agreement.

Section 2.6    Amendment and Restatement of Clause (d) of Section 9.1.2 of the Credit Agreement. Clause (d) of Section 9.1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(d)    promptly after the furnishing thereof, copies of any financial information, proxy materials, statement, report or other information furnished to any holder of debt securities of any Obligor or any Restricted Subsidiary thereof pursuant to the terms of any indenture (including, without limitation, any Senior Notes Indenture or the Senior Secured Notes Indenture), loan or credit or similar agreement and not otherwise required to be furnished to Lenders pursuant to Section 9.1.1 or any other clause of this Section 9.1.2;
Section 2.7    Amendment and Restatement of Clause (i) of Section 9.1.2 of the Credit Agreement. Clause (i) of Section 9.1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(i)    at all times during which MLP Parent or any other Obligor is party to any Senior Notes Indenture or the Senior Secured Notes Indenture and Availability is less than 35% of the Borrowing Base then in effect, promptly, and in any event within 15 days following the end of each month, a certificate signed on behalf of Consolidated Parties by a Senior Officer of Borrower Agent or its general partner which certifies (which certification shall constitute a representation and warranty for purposes of this Agreement) that at least 10% of the aggregate amount of secured Indebtedness then permitted to be incurred by MLP Parent and/or any other Obligor party thereto under each Senior Notes Indenture and the Senior Secured Notes Indenture then remains available to be incurred.
Section 2.8    Amendment and Restatement of Clause (a) of Section 9.1.3 of the Credit Agreement. Clause (a) of Section 9.1.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(a)    Promptly notify Agent and each Lender in writing of the occurrence of (i) any Default or Event of Default and the nature thereof, or (ii) any default or event of default under any Senior Notes Indenture or the Senior Secured Notes Indenture.
Section 2.9    Amendment and Restatement of Clause (v) of Section 9.2.1 of the Credit Agreement. Clause (v) of Section 9.2.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(v)    Liens on the Hedge Agreement Collateral securing Indebtedness permitted under Section 9.2.3(d) and/or securing the Senior Secured Notes, provided that the Hedge Intercreditor Agreement remains in effect at all times during the existence of such Liens;
Section 2.10    Amendment and Restatement of Clause (l) of Section 9.2.2 of the Credit Agreement. Clause (l) of Section 9.2.2 of the Credit Agreement (exclusive of the proviso immediately succeeding such clause (l)) is hereby amended and restated to read in its entirety as follows:

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(l)    Investments in Senior Notes or Senior Secured Notes required by the terms of any Senior Notes Indenture or the Senior Secured Notes Indenture, respectively;
Section 2.11    Amendment and Restatement of Clause (b) of Section 9.2.3 of the Credit Agreement. Clause (b) of Section 9.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(b)    Indebtedness of Obligors and their Restricted Subsidiaries outstanding on the Closing Date (or, in the case of the Senior Secured Notes, outstanding on April 20, 2016) and set forth in Schedule 9.2.3, and renewals, refinancings and extensions of all or any part thereof (subject to the following proviso, "Refinancing Indebtedness"); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and (ii) the material terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms (other than pricing and yield), of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable, in the aggregate and taken as a whole, in any material respect to Obligors or Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended (it being understood that it shall be deemed a permitted refinancing under this Section 9.2.3(b) if funds, raised in a public offering of debt securities, are restricted to repayment of such Indebtedness, even if a period of up to 60 days (or a longer period to the extent that such funds are escrowed pursuant to arrangements satisfactory to Required Lenders) intervenes between the date such public offering closes and the date that the applicable Indebtedness is repaid from such funds);
Section 2.12    Amendment and Restatement of Initial Clause of Section 9.2.9 of the Credit Agreement. The initial clause of Section 9.2.9 of the Credit Agreement (immediately succeeding the heading of such section and immediately preceding clause (a) of such section) is hereby amended and restated to read in its entirety as follows:
Enter into any Contractual Obligation (other than this Agreement and the Senior Notes Indentures as in effect on the Closing Date and the Senior Secured Notes Indenture as in effect on April 20, 2016, and, subject to the proviso below, Refinancing Indebtedness) that:
Section 2.13    Amendment and Restatement of Clause (a) of Section 9.2.11 of the Credit Agreement. Clause (a) of Section 9.2.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(a)    if on any date a Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, or if the Prepayment Conditions are not satisfied at such date, make (or give any notice with respect thereto of) any voluntary, optional or other non-scheduled payment, prepayment (including any excess cash flow sweeps of Borrowed Money), redemption, acquisition for value (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Senior Notes or Senior Secured Notes or any Subordinated Indebtedness of any Obligor or Restricted Subsidiary, but excluding (i) any refinancing thereof permitted under Section

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9.2.3, (ii) any payment made in satisfaction of any Obligor's or any Restricted Subsidiary's obligations with respect to the conversion or exchange of any debt securities convertible into or exchangeable, in whole or in part, for shares of capital stock of (or other ownership or profit interests in) any Obligor or any Restricted Subsidiary, in each case to the extent that (A) any such payment is made in lieu of fractional shares or (B) any such payment does not exceed the principal amount of the debt securities in respect of which the conversion or exchange right has been exercised, and (iii) any payment or prepayment made with respect to Indebtedness arising under any Senior Notes Agreement or any Senior Secured Notes Agreement upon the occurrence of a contingency such as, for example and not by way of limitation, an event of default, the destruction of assets or a change of control if (and only if) the applicable Senior Notes Agreement or Senior Secured Notes Agreement requires such prepayment; and
Section 2.14    Amendment and Restatement of Clause (a)(i) of Section 9.4.1 of the Credit Agreement. Clause (a)(i) of Section 9.4.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(i)    any Restricted Subsidiary designated as an Unrestricted Subsidiary shall comply with all requirements contained in the definition of the term "Unrestricted Subsidiary" and shall concurrently also be designated as (and thereupon shall become) an "Unrestricted Subsidiary" pursuant to (and as defined by) each of the Senior Notes Indentures and the Senior Secured Notes Indenture;
Section 2.15    Amendment and Restatement of Clause (e) of Section 10.1 of the Credit Agreement. Clause (e) of Section 10.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(e)    Cross-Default. (i) Any Obligor or Restricted Subsidiary (A) fails to make any payment when due after giving effect to any applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; (ii) there occurs under any Swap Contract an early termination date (as used or defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Obligor is the defaulting party (as used or defined in such Swap Contract) or (B) any termination event (as so used or defined) under such Swap Contract as to which any Obligor or any Restricted Subsidiary is an affected party (as so used or defined) and, in either event, the Swap Termination Value owed by such Obligor or such Subsidiary as a result thereof is (in the

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aggregate and together with the Swap Termination Value owed by all other Obligors or Restricted Subsidiaries) greater than the Threshold Amount; or (iii) there occurs an event of default as such term is used or defined in any Senior Notes Indenture or the Senior Secured Notes Indenture; or
Section 2.16    Amendment and Restatement of Heading to Section 13.14 of the Credit Agreement. The heading to Section 13.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
13.14    SUBMISSION TO JURISDICTION; WAIVER OF VENUE OBJECTION; SERVICE OF PROCESS; BAIL-IN OF EEA FINANCIAL INSTITUTIONS.
Section 2.17    Addition of Section 13.14.4 of the Credit Agreement. A new Section 13.14.4 is hereby added to the Credit Agreement, which Section shall immediately succeed Section 13.14.3 and immediately precede Section 13.15 of the Credit Agreement and shall read in its entirety as follows:
Section 13.14.4    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among the parties, each party hereto (including each Secured Party) acknowledges that any liability arising under a Credit Document of any Secured Party that is an EEA Financial Institution, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority, and agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Credit Documents which may be payable to it by any Secured Party that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
Section 2.18    Amendment and Restatement of Schedule 9.2.3 of the Credit Agreement. Schedule 9.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Second Amendment Schedule 9.2.3 attached hereto and incorporated herein by reference.
SECTION 3.     CONDITIONS PRECEDENT
Section 3.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any such condition precedent shall have been waived by Agent and Required Lenders in writing):
(a)    Agent shall have received this Amendment as executed by each of the parties hereto, which parties shall include all Borrowers, all Guarantors (if any), Agent and at least Required Lenders;

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT– Page 11

(b)    Agent shall have received certified resolutions of the board of directors or other applicable governing body of each Borrower or Guarantor (if any) which authorize the execution, delivery and performance of this Amendment by all Borrowers and Guarantors;
(c)    The Senior Secured Notes Indenture shall have been executed and delivered by all parties thereto and the Senior Secured Notes shall have been issued pursuant thereto, and Agent shall have received a true, correct and complete copy of the Senior Secured Notes Indenture and the other Senior Secured Notes Agreements as certified by Borrower Agent, all of which shall be in form and substance reasonably satisfactory to Agent;
(d)    The Hedge Intercreditor Agreement shall have been amended and restated in the form attached hereto as Exhibit A and Agent shall have received a counterpart thereof as executed by each of the parties thereto, and Agent shall be reasonably satisfied that the collateral which secures payment of the Senior Secured Notes consists only of the Hedge Agreement Collateral and does not consist of any Collateral; and
(e)    The IP License shall have been amended and restated in the form of Exhibit A to the Hedge Intercreditor Agreement and Agent shall have received a counterpart thereof as executed by each Obligor.
SECTION 4.     MISCELLANEOUS
Section 4.1    Representations and Warranties. Each of Obligors represents and warrants to Agent and Lenders that (a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date), (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment), (c) such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Amendment, and (d) the execution and delivery of this Amendment by such Obligor has been duly authorized by all necessary corporate or other organizational action, and does not and will not violate or result in any breach or contravention of any Senior Notes Indenture, the Senior Secured Notes Indenture or other material Contractual Obligation to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law.
Section 4.2    Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and other Credit Documents are ratified and confirmed and shall continue in full force and effect. Obligors, Lenders and Agent agree that the Credit Agreement and other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their terms, except as enforceability may be limited by applicable Insolvency Proceedings and general principles of equity (whether enforcement is sought by proceedings in equity or at law).
Section 4.3    Reference to Credit Agreement, etc. Each of the Credit Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Credit Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT– Page 12

Section 4.4    Effect of Amendment. Each Obligor hereby (a) agrees that this Amendment shall not limit or diminish the obligations of any Borrower or other Obligor under the Credit Agreement as amended hereby or under any other Credit Document, and (b) reaffirms all of its obligations under the Credit Agreement as amended hereby and each of the other Credit Documents.
Section 4.5    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which is as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 4.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
Section 4.7    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Obligors, Lenders and Agent and their respective successors and permitted assigns, except that none of Obligors may assign or transfer any of its rights or delegate any of its duties or obligations hereunder without the prior written consent of Agent and Lenders.
Section 4.8    Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Executed counterparts of a signature page to this Amendment may be delivered by facsimile or electronic messaging system, and if so delivered shall have the same force and effect as manually signed originals for all purposes.
Section 4.9    Headings. The headings and captions used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 4.10    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO OR THERETO.

Section 4.11    Costs and Expenses. Borrowers agree to pay all reasonable out of pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable fees and expenses of Hunton & Williams LLP.
[Remainder of Page Intentionally Left Blank.]

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT– Page 13

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.,
as a Borrower
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET LP GP, LLC,
as a Borrower
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET OPERATING, LLC,
as a Borrower
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP, as a Borrower

By: Calumet LP GP, LLC, its general partner
   By: Calumet Operating, LLC, its sole member
      By: Calumet Specialty Products Partners, L.P.,
      its sole member
         By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership,
   its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
   its sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET SHREVEPORT FUELS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET SALES COMPANY INCORPORATED, as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET PENRECO, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET FINANCE CORP., as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET SUPERIOR, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET MISSOURI, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET PACKAGING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

ROYAL PURPLE, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET MONTANA REFINING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET SAN ANTONIO REFINING, LLC,
as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief
            Financial Office

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

BEL-RAY COMPANY, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

WELD CORPORATION, as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

ADF HOLDINGS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

ANCHOR DRILLING FLUIDS USA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CALUMET NORTH DAKOTA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

KURLIN COMPANY, LLC,
as a Borrower
By: Bel-Ray Company, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief Financial Office

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

ANCHOR OILFIELD SERVICES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent, a Lender and an Issuing Bank By: /s/ Hance VanBeber Name: Hance VanBeber Title: Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

`                        WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Co-Syndication agent and a Lender

By: /s/ Mark Bradford
Name:    Mark Bradford
Title:    Duly Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender
By: /s/ Christy L. West
Name: Christy L. West
Title: Authorized Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By: /s/ Shai Bander
Name: Shai Bander
Title: Vice President

By: /s/ Susana Fornies
Name: Susana Fornies
Title: Assistant Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent and a Lender
By:
Name:
Title:

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK, as a Lender
By: /s/ Stephen J. McGreevy
Name: Stephen J. McGreevy
Title: Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender
By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

NATIXIS, as a Lender
By: /s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

By: /s/ Jarrett C. Price
Name: Jarrett C. Price
Title: Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

COMPASS BANK, as a Lender
By:
Name:
Title:

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jerry Li
Name: Jerry Li
Title: Authorize Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Lender
By:
Name:
Title:

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

SIEMENS FINANCIAL SERVICES, as a Lender
By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

BMO HARRIS BANK, N.A., as a Lender
By: /s/ Kara Goodwin
Name: Kara Goodwin
Title: Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
as a Lender
By:
Name:
Title:

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

SECOND AMENDMENT SCHEDULE 9.2.3
Schedule 9.2.3.
to the
Credit Agreement
EXISTING INDEBTEDNESS

1.	$350,000,000 Senior Notes due 2022 issued pursuant to the 2013 Senior Notes Indenture.

2.	$900,000,000 Senior Notes due 2021 issued pursuant to the 2014 Senior Notes Indenture.

3.	$325,000,000 Senior Notes due 2023 issued pursuant to the 2015 Senior Notes Indenture.

4.	$46,059,855 in outstanding capital leases.

5.	Up to $400,000,000 Senior Secured Notes due 2021 issued pursuant to the Senior Secured Notes Indenture.

SCHEDULE 9.2.3 – Solo Page

EXHIBIT A
to the
Second Amendment to Second Amended and Restated Credit Agreement

HEDGE INTERCREDITOR AGREEMENT

EXHIBIT A – Cover Page

EXECUTION VERSION

SECOND AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

among

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.,
as the Company and as a Grantor,

and

CERTAIN SUBSIDIARIES OF THE COMPANY,
as Grantors,

and

BANK OF AMERICA, N.A.,
as the Working Capital Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Fixed Asset Collateral Trustee

Dated as of April 20, 2016

SECOND AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

THIS SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Agreement"), dated as of April 20, 2016, is entered into by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. (the "Company"), those certain subsidiaries of the Company from time to time party hereto (the "Subsidiary Loan Parties" and, together with the Company, the "Loan Parties"), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral trustee for the Fixed Asset Secured Parties referenced below (in such capacity, together with its successors and assigns, the "Fixed Asset Collateral Trustee"), and BANK OF AMERICA, N.A., in its capacity as agent for the Working Capital Lenders referenced below (in such capacity, together with its successors and assigns, the "Working Capital Agent").

RECITALS:

A.    Calumet Lubricants Co., Limited Partnership, certain of its affiliates, Bank of America, N.A., in its capacity as administrative agent for the Secured Hedge Counterparties (as defined in the Existing Intercreditor Agreement), and the Working Capital Agent are parties to that certain Amended and Restated Intercreditor Agreement dated as of April 21, 2011 (the "Existing Intercreditor Agreement"); and

B.    The parties hereto (including each of the parties to the Existing Intercreditor Agreement) desire to amend and restate the Existing Intercreditor Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1    Definitions.

1.1    Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth therefor in the Collateral Trust Agreement. As used in the Agreement, the following terms shall have the following meanings:
"Account" has the meaning set forth in the UCC, including all rights to payment for goods sold or leased, or for services rendered.

"Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls (as defined in the Working Capital Credit Agreement as amended from time to time) or is Controlled (as defined in the Working Capital Credit Agreement as amended from time to time) by or is under common Control (as defined in the Working Capital Credit Agreement as amended from time to time) with the Person specified.

"Agent" means the Working Capital Agent or the Fixed Asset Collateral Trustee, as applicable.

"Agreement" means this Second Amended and Restated Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 1

"Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

"Bankruptcy Law" means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York.

"Capital Stock" means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

"Claimholders" means the Fixed Asset Claimholders and the Working Capital Claimholders.

"Collateral Trust Agreement" means that certain Amended and Restated Collateral Trust Agreement dated as of the date hereof, as amended, restated, supplemented or otherwise modified from time to time as may be permitted by the Working Capital Credit Agreement, by and among the Company, the Subsidiary Loan Parties, Wilmington Trust, National Association as Trustee, the other Parity Lien Representatives (as defined therein) party thereto and the Fixed Asset Collateral Trustee.

"Company" has the meaning set forth in the introductory paragraph of this Agreement.

"Credit Documents" means the Fixed Asset Loan Documents and the Working Capital Credit Documents.

"Discharge of Obligations" means the Discharge of Fixed Asset Collateral Obligations or the Discharge of Working Capital Obligations, as applicable.

"Discharge of Fixed Asset Collateral Obligations" means (a) the payment in full in cash (or, with respect to any Fixed Asset Collateral Obligations constituting obligations under hedging agreements, collateralization with "Eligible Collateral" (as defined in the applicable Fixed Asset Loan Document)) and discharge of all Fixed Asset Collateral Obligations, (b) the termination or expiration of all commitments to extend credit under all Fixed Asset Loan Documents and (c) the termination, cancellation or cash collateralization of all outstanding letters of credit issued pursuant to any Fixed Asset Loan Documents in accordance with the terms thereof.

"Discharge of Working Capital Obligations" means (a) the payment in full in cash and discharge of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such interest is, or would be, allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all obligations outstanding under the Working Capital Credit Documents and the termination or expiration of all commitments to lend or otherwise extend credit under the Working Capital Credit Documents, (b) the payment in full in cash and discharge of all other Working Capital Obligations that are due and payable or otherwise accrued and owing at or prior to the time

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 2

such principal and interest are paid (including legal fees and other expenses, costs or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs or charges is, or would be, allowed in such Insolvency or Liquidation Proceeding), (c) the termination, cancellation or cash collateralization (in an amount reasonably satisfactory to the Working Capital Collateral Agent) of all letters of credit issued under the Working Capital Credit Documents and (d) the termination, cancellation or cash collateralization (in an amount reasonably satisfactory to the Working Capital Agent) of any interest rate hedge agreement and the payment in full in cash of all obligations owing with respect thereto.

"Existing Working Capital Credit Agreement" means that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014, as amended, restated supplemented or otherwise modified from time to time, by and among the Company, the Subsidiary Loan Parties, the Working Capital Lenders and the Working Capital Agent.

"Existing Intercreditor Agreement" has the meaning provided in Recital A to this Agreement.

"Fixed Asset Claimholders" means, at any relevant time, the holders of the Fixed Asset Collateral Obligations at such time, and shall include the Fixed Asset Collateral Trustee.

"Fixed Asset Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for the Fixed Asset Collateral Obligations.

"Fixed Asset Collateral Documents" means the Parity Lien Security Documents (as defined in the Collateral Trust Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Fixed Asset Collateral Obligation or under which rights or remedies with respect to such Liens are governed.

"Fixed Asset Collateral Obligations" means all Obligations (as defined in the Collateral Trust Agreement) under any Fixed Asset Loan Document. "Fixed Asset Collateral Obligations" shall include, without limitation, all principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees and other liabilities or amounts payable under the Fixed Asset Loan Documents and any indebtedness in respect thereto.

"Fixed Asset Collateral Trustee" has the meaning set forth in the introductory paragraph of this Agreement.

"Fixed Asset Loan Documents" means the Parity Lien Documents (as defined in the Collateral Trust Agreement).

"Fixed Asset Secured Parties" means the Parity Lien Secured Parties (as defined in the Collateral Trust Agreement).

"Grantors" means the Company and each of its Subsidiaries and other Affiliates (including, without limitation, the Subsidiary Loan Parties) that has executed and delivered, or may from time to time hereafter execute and deliver, a Working Capital Collateral Document or a Fixed Asset Collateral Document (or any joinder with respect to any of the foregoing).

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 3

"Insolvency or Liquidation Proceeding" means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other Bankruptcy Law or insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

"IP License" has the meaning provided in Section 3 hereof.

"Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, preference, priority, security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

"Loan Parties" has the meaning set forth in the introductory paragraph of this Agreement.

"Obligations" means the Fixed Asset Collateral Obligations and/or the Working Capital Obligations, as applicable.

"Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities (as defined in the Working Capital Credit Agreement as amended from time to time).

"Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

"Secured Notes Indenture" means the Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time) by and among the Company and Calumet Finance Corp., as issuers, the other Subsidiary Loan Parties and Wilmington Trust, National Association, as trustee (in such capacity and together with its successors in such capacity, the "Secured Notes Trustee").

"Secured Notes Trustee" has the meaning provided in the definition of Secured Notes Indenture.

"Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company.

"Subsidiary Loan Parties" has the meaning set forth in the introductory paragraph of this Agreement.

"Working Capital Agent" has the meaning set forth in the introductory paragraph of this Agreement.

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 4

"Working Capital Claimholders" means, at any relevant time, the holders of the Working Capital Obligations at such time, including without limitation the Working Capital Lenders and any agent under the Working Capital Credit Agreement, including the Working Capital Agent.

"Working Capital Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Working Capital Obligations.

"Working Capital Collateral Documents" means the Collateral Documents (as defined in the Working Capital Credit Agreement as amended from time to time) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Working Capital Obligations or under which rights or remedies with respect to such Liens are governed.

"Working Capital Credit Agreement" means (a) the Existing Working Capital Credit Agreement and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase (subject to the limitations set forth herein) or refinance in whole or in part the indebtedness and other obligations outstanding under the (i) Existing Working Capital Credit Agreement or (ii) any replacement (whether one or more) of the Existing Working Capital Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not a Working Capital Credit Agreement hereunder. Any reference to the Working Capital Credit Agreement hereunder shall be deemed a reference to any Working Capital Credit Agreement then in existence.

"Working Capital Credit Documents" means the Working Capital Credit Agreement and the Credit Documents (as defined in the Working Capital Credit Agreement as amended from time to time in accordance herewith) and each of the other agreements, documents and instruments providing for or evidencing any other Working Capital Obligation, and any other document or instrument executed or delivered at any time in connection with any Working Capital Obligations, including any intercreditor or joinder agreement among holders of Working Capital Obligations, to the extent such are effective at the relevant time, as each may be amended or modified from time to time in accordance with this Agreement.

"Working Capital Lenders" means the "Lenders" under and as defined in the Working Capital Credit Agreement.

"Working Capital Obligations" means all Obligations (as defined in the Working Capital Credit Agreement). "Working Capital Obligations" shall include, without limitation, (a) all principal, premium, if any, reimbursement obligations, interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) in accordance with the relevant Working Capital Credit Document and (b) all fees, costs, expenses, indemnifications, damages, guarantees and charges and other liabilities or amounts incurred in connection with the Working Capital Credit Documents and provided for thereunder, in the case of each of clause (a) and clause (b) whether before or after commencement of an Insolvency or Liquidation Proceeding and irrespective of whether any claim for such interest, fees, costs, expenses, indemnifications, damages, guarantees, charges or other liabilities or amounts is allowed as a claim in such Insolvency or Liquidation Proceeding.

1.2    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 5

the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (unless such amendment, supplement or modification is not permitted hereunder), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 2    Access to Fixed Asset Collateral.
(a)    In the event the Fixed Asset Collateral Trustee shall acquire control or possession of any of the Fixed Asset Collateral or shall, through the exercise of remedies under the Fixed Asset Collateral Documents or otherwise, sell any of the Fixed Asset Collateral to any third party (a "Third Party Purchaser"), the Fixed Asset Collateral Trustee shall, to the extent permitted by law, permit the Working Capital Agent (or shall require as a condition of such sale to the Third Party Purchaser that the Third Party Purchaser agree to permit the Working Capital Agent), at the Working Capital Agent's option: (i) to enter any of the premises of any Grantor (or Third Party Purchaser) constituting such Fixed Asset Collateral under such control or possession (or sold to a Third Party Purchaser) in order to inspect, remove or take any action with respect to the Working Capital Collateral or to enforce the Working Capital Agent's rights or remedies with respect thereto, including, but not limited to, the examination and removal of Working Capital Collateral and the examination and duplication of any Property (to the extent not Working Capital Collateral) under such control or possession (or sold to a Third Party Purchaser) consisting of books and records of any Grantor related to the Working Capital Collateral; (ii) to use such Property for the purpose of manufacturing or processing raw materials or work‑in‑process into finished inventory; (iii) to use any of the Property under such control or possession (or sold to a Third Party Purchaser) consisting of computers or other data processing equipment related to the storage or processing of records, documents or files pertaining to the Working Capital Collateral and to use any of the Property under such control or possession (or sold to a Third Party Purchaser) consisting of other equipment to handle, deal with or dispose of any Working Capital Collateral pursuant to the Working Capital Agent's rights or remedies as set forth in the Working Capital Credit Documents, the Uniform Commercial Code of any applicable jurisdiction and other applicable law, and (iv) to use any of the Property consisting of intellectual property rights owned or controlled by the Fixed Asset Collateral Trustee or the other Fixed Asset Claimholders as is or may be necessary for the Working Capital Agent to liquidate the Working Capital Collateral. Such use by Working Capital Agent of such Property shall not be on an exclusive basis.
(b)    The Working Capital Agent hereby acknowledges, for itself and on behalf of the other Working Capital Claimholders, that, during the period any Working Capital Collateral shall be under control or possession of the Fixed Asset Collateral Trustee, the Fixed Asset Collateral Trustee shall not be obligated to take any action to protect or to procure insurance with respect to such Working Capital Collateral, it being understood that the Fixed Asset Collateral Trustee shall not have any responsibility for loss or damage to the Working Capital Collateral (other than as a result of the gross negligence or willful misconduct of the Fixed Asset Collateral Trustee or its agents (as applicable), as determined by a final non‑appealable judgment of a court of competent jurisdiction) and that all the risk of loss or damage to the Working Capital Collateral shall remain

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 6

with the Working Capital Claimholders; provided, that, to the extent insurance obtained by the Fixed Asset Collateral Trustee provides coverage for risks relating to access to or use of any Working Capital Collateral, the Working Capital Agent will be made an additional named insured or a loss payee (as applicable) thereunder.
(c)    The rights of the Working Capital Agent set forth in clauses (i), (ii) and (iii) of Section 2(a) above (but, for the avoidance of doubt, not the rights of the Working Capital Agent set forth in clause (iv) of Section 2(a) above, which rights shall continue until all Working Capital Collateral is so liquidated) shall continue until the later of (i) 180 days after the date Working Capital Agent receives written notice from the Fixed Asset Collateral Trustee that the Fixed Asset Collateral Trustee has control or possession of the Fixed Asset Collateral at issue and (ii) the sale or other disposition of such Fixed Asset Collateral by the Fixed Asset Collateral Trustee or the Fixed Asset Claimholders. Such time period shall be tolled during the pendency of any Insolvency or Liquidation Proceeding of any Grantor or other proceedings pursuant to which the Working Capital Agent or the other Working Capital Claimholders are effectively stayed from enforcing their rights against the Working Capital Collateral. In no event shall any Fixed Asset Claimholder take any action to interfere with, limit or restrict the rights of the Working Capital Agent or the exercise of such rights by the Working Capital Agent to have access to or to use any of such Collateral pursuant to Section 2(a) prior to the expiration of such period.
(d)    During the actual occupation by the Working Capital Agent, its agents or representatives of any real property constituting Fixed Asset Collateral during the access and use period permitted by Section 2(a) and Section 2(b) above, the Working Capital Claimholders shall be obligated to pay to the Fixed Asset Collateral Trustee any rent payable to third parties and all utilities, taxes and other maintenance and operating costs of such real property during any such period of actual occupation by the Working Capital Agent, but only to the extent the Fixed Asset Claimholders are required to pay or are otherwise paying any such rent, utilities, taxes or other maintenance and operating costs during the actual occupation of such real property by the Working Capital Agent, its agents or representatives.
SECTION 3    Consent to Limited License. The Fixed Asset Collateral Trustee, for itself and on behalf of the other Fixed Asset Claimholders, (a) acknowledges and consents to the grant to the Working Capital Agent by the Company and the Subsidiary Loan Parties on the date hereof of a limited, non-exclusive royalty-free license in the form of Exhibit A hereto (the "IP License") and (b) agrees that its Liens in the Fixed Asset Collateral shall be subject to the IP License. Furthermore, the Fixed Asset Collateral Trustee, for itself and on behalf of the other Fixed Asset Claimholders, agrees that, in connection with any foreclosure sale conducted by the Fixed Asset Collateral Trustee or any other Fixed Asset Claimholder in respect of any Fixed Asset Collateral of the type described in the IP License (the "IP Collateral"), (i) any notice required to be given by the Fixed Asset Collateral Trustee or any other Fixed Asset Claimholder in connection with such foreclosure shall contain an acknowledgement that the Fixed Asset Collateral Trustee's Lien is subject to the IP License, (ii) the Fixed Asset Collateral Trustee or other Fixed Asset Claimholder (as applicable) shall deliver a copy of the IP License to any purchaser at such foreclosure and provide written notice to such purchaser that the Fixed Asset Collateral Trustee's Lien and the purchaser's rights in the transferred IP Collateral are subject to the IP License and (iii) the purchaser shall acknowledge in writing that it purchased the IP Collateral subject to the IP License.
SECTION 4    Insurance Proceeds. To the extent that the Working Capital Agent and the Fixed Asset Collateral Trustee shall be named as additional insureds and as loss payee (on behalf of the Working Capital Claimholders and the Fixed Asset Claimholders, respectively) under any insurance policies

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 7

maintained from time to time by any Grantor, the parties hereto agree that (as between the Fixed Asset Collateral Trustee and the Fixed Asset Claimholders, on the one hand, and the Working Capital Agent and the Working Capital Claimholders, on the other hand) (a) the Fixed Asset Collateral Trustee (solely upon an Act of Parity Lien Debtholders) and the Fixed Asset Claimholders shall have the sole and exclusive right (i) to adjust or settle any insurance policy or claim in the event of any loss with respect to the Fixed Asset Collateral and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Fixed Asset Collateral, in each case, subject to the terms of the Fixed Asset Loan Documents, and (b) the Working Capital Agent and the Working Capital Claimholders shall have the sole and exclusive right (i) to adjust or settle any insurance policy or claim in the event of any loss with respect to the Working Capital Collateral and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Working Capital Collateral, in each case, subject to the terms of the Working Capital Credit Documents. If the Working Capital Agent or any Working Capital Claimholder shall, at any time, receive any proceeds of any insurance policy or any award with respect to any Fixed Asset Collateral, it shall pay such proceeds to the Fixed Asset Collateral Trustee and promptly notify the Company of such payment. If the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder shall, at any time, receive any proceeds of any insurance policy or award with respect to any Working Capital Collateral, it shall pay such proceeds to the Working Capital Agent and promptly notify the Company of such payment.
SECTION 5    Miscellaneous.
5.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Fixed Asset Loan Documents or the Working Capital Credit Documents, the provisions of this Agreement shall govern and control. The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to the Company in the Fixed Asset Loan Documents or the Working Capital Credit Documents.
5.2    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor, as applicable, as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect upon the earliest to occur of the Discharge of Fixed Asset Collateral Obligations (in accordance with the provisions hereof) or the Discharge of Working Capital Obligations (in accordance with the provisions hereof).
5.3    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Working Capital Agent or the Fixed Asset Collateral Trustee shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent, and each such waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, neither the Company nor any other Subsidiary Loan Party shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights or obligations are directly affected.
5.4    Information Concerning Financial Condition of the Company and its Subsidiaries.

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 8

(a)    The Fixed Asset Collateral Trustee and the Fixed Asset Claimholders, on the one hand, and the Working Capital Agent and the Working Capital Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and its Subsidiaries and all endorsers or guarantors of the Fixed Asset Collateral Obligations or the Working Capital Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Fixed Asset Collateral Obligations or the Working Capital Obligations. The Fixed Asset Collateral Trustee and the Fixed Asset Claimholders shall have no duty to advise the Working Capital Agent or any Working Capital Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise, and the Working Capital Agent and the Working Capital Claimholders shall have no duty to advise the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Working Capital Agent or any Working Capital Claimholder, or the Working Capital Agent or any Working Capital Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder, it or they shall be under no obligation (A) to make, and such party shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (B) to provide any additional information or to provide any such information on any subsequent occasion, (C) to undertake any investigation or (D) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
(b)    The Grantors agree that any information provided to any Fixed Asset Claimholder or any Working Capital Claimholder may be shared by such Person with any other such Claimholder notwithstanding any request or demand by such Grantor that such information be kept confidential; provided, that such information shall otherwise be subject to the respective confidentiality provisions in the Working Capital Credit Agreement and the Fixed Asset Loan Documents, as applicable.
5.5    Subrogation. Each Agent, for itself and on behalf of the Claimholders for which it acts as Agent, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Obligations has occurred with respect to the other group of Claimholders.
5.6    [Reserved]
5.7    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(a)    ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK TO THE EXTENT PERMITTED BY APPLICABLE LAW. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON‑EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 9

REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 5.8; AND (iv) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
(b)    EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT IT WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
5.8    Notices. All notices to the Fixed Asset Claimholders and the Working Capital Claimholders permitted or required under this Agreement shall also be sent to the Fixed Asset Collateral Trustee and the Working Capital Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
5.9    Further Assurances. Each of the Working Capital Agent, on behalf of itself and the Working Capital Claimholders, the Fixed Asset Collateral Trustee, on behalf of itself and the Fixed Asset Claimholders, the Company and the other Grantors agrees that it shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Working Capital Agent or the Fixed Asset Collateral Trustee may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 10

5.10    APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.11    Binding on Successors and Assigns. This Agreement shall be binding upon the Working Capital Agent, the other Working Capital Claimholders, the Fixed Asset Collateral Trustee, the other Fixed Asset Claimholders, the Company and the Subsidiary Loan Parties and their respective successors and assigns.
5.12    Specific Performance. Each of the Working Capital Agent and the Fixed Asset Collateral Trustee may demand specific performance of this Agreement. Each of the Working Capital Agent, on behalf of itself and the other Working Capital Claimholders, and the Fixed Asset Collateral Trustee, on behalf of itself and the other Fixed Asset Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Working Capital Agent or the Fixed Asset Collateral Trustee, as the case may be.
5.13    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
5.14    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
5.15    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement on behalf of such party.
5.16    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Working Capital Agent, the other Working Capital Claimholders, the Fixed Asset Collateral Trustee, the other Fixed Asset Claimholders, the Company and the other Grantors. No other Person shall have or be entitled to assert any rights or benefits hereunder.
5.17    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Working Capital Claimholders on the one hand and the Fixed Asset Claimholders on the other hand. Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Grantor, or the obligations of the Company or any other Grantor, which obligations are absolute and unconditional, to pay the Working Capital Obligations and the Fixed Asset Collateral Obligations as and when the same shall become due and payable in accordance with their terms.
5.18    Joinder of Future Subsidiaries of the Company. The Company will cause each of its Subsidiaries which hereafter becomes an "Obligor" under the Working Capital Credit Agreement, promptly upon becoming such an "Obligor", to become a party to this Agreement as a Subsidiary Loan Party and a Grantor, for all purposes of this Agreement, and to become a "Grantor" under the IP License, in each case

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 11

by causing such Subsidiary to execute and deliver to the Working Capital Agent and the Fixed Asset Collateral Trustee a joinder agreement or joinder agreements in form and substance reasonably satisfactory to the Working Capital Agent, whereupon such Subsidiary will be bound by all terms and provisions of this Agreement and the IP License to the same extent as if it had executed and delivered this Agreement and the IP License as of the date hereof.
5.19    Consent of the Company and the Subsidiary Loan Parties. Each of the Company and the Subsidiary Loan Parties agrees and consents to all terms and provisions of this Agreement.
5.20    Certain Agreements relating to a Successor Collateral Trustee under the Collateral Trust Agreement. Each of the Company, the Subsidiary Loan Parties and the Fixed Asset Collateral Trustee hereby agrees that, as a condition to, in connection with and promptly upon any resignation or removal of the Fixed Asset Collateral Trustee as "Collateral Trustee" under the Collateral Trust Agreement, it shall cause the successor "Collateral Trustee" thereunder to expressly assume in writing all obligations of the Fixed Asset Collateral Trustee hereunder pursuant to a written acknowledgement in form and substance reasonably satisfactory to the Working Capital Agent.
5.21    Consent and Release of Bank of America, N.A. as Administrative Agent for the Secured Hedge Counterparties under the Existing Intercreditor Agreement. Bank of America, N.A. in its capacity as administrative agent for the Secured Hedge Counterparties (as defined in the Existing Intercreditor Agreement) (in such capacity, the "Secured Hedge Agent") is executing this Agreement below solely for the purpose of consenting to the amendment and restatement of the Existing Intercreditor Agreement pursuant to this Agreement. Effective upon the execution and delivery of this Agreement by all parties hereto, the Secured Hedge Agent resigns as the Secured Hedge Agent under the Existing Intercreditor Agreement and shall not have any rights, duties or obligations under or with respect to this Agreement, and the parties hereto hereby release the Secured Hedge Agent from all of its duties and obligations under the Existing Intercreditor Agreement.
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SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BANK OF AMERICA, N.A.,
as Working Capital Agent

By:    /s/ Hance VanBeber
Name:    Hance VanBeber
Title:    Senior Vice President

Notice Address:
Bank of America, N.A.
Mail Code: TX1-492-11-23
901 Main Street, 11th Floor
Dallas, Texas 75202
Attn: Hance VanBeber
Tel: 214-209-4735
Fax: 214-209-4766
Email: hance.vanbeber@baml.com

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 13

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Fixed Asset Collateral Trustee

By:    /s/ Lynn M. Steiner
Name:    Lynn M. Steiner
Title:    Vice President

Notice Address:
Wilmington Trust, National Association
Corporate Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402
Attn: Lynn M. Steiner, Vice President
Tel: 612-217-5667
Fax: 612-217-5651
Email: lsteiner@wilmingtontrust.com

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 14

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ R. Patrick Murray, II Name: R. Patrick Murray, II Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 15

CALUMET LP GP, LLC

By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 16

CALUMET OPERATING, LLC

By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 17

CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP

By: Calumet LP GP, LLC, its general partner
   By: Calumet Operating, LLC, its sole member
      By: Calumet Specialty Products Partners, L.P.,
      its sole member
         By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
              Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 18

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By: Calumet Lubricants Co., Limited Partnership,
   its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
   its sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
             Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 19

CALUMET SHREVEPORT FUELS, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 20

CALUMET SALES COMPANY INCORPORATED By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 21

CALUMET PENRECO, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
 Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 22

CALUMET FINANCE CORP. By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 23

CALUMET SUPERIOR, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 24

CALUMET MISSOURI, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 25

CALUMET PACKAGING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 26

ROYAL PURPLE, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 27

CALUMET MONTANA REFINING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 28

CALUMET SAN ANTONIO REFINING, LLC,
as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief
             Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 29

BEL-RAY COMPANY, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 30

WELD CORPORATION, as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 31

ADF HOLDINGS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 32

ANCHOR DRILLING FLUIDS USA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 33

CALUMET NORTH DAKOTA, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 34

KURLIN COMPANY, LLC,
as a Borrower
By: Bel-Ray Company, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief
            Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 35

ANCHOR OILFIELD SERVICES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 36

Bank of America, N.A. in its capacity as the Secured Hedge Agent is executing this Agreement below solely for the purpose specified in Section 5.21 of this Agreement.

BANK OF AMERICA, N.A.,
as the Secured Hedge Agent

By:    /s/ Hance VanBeber
Name:    Hance VanBeber
Title:    Senior Vice President

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 37

EXHIBIT A

IP License

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS

For the purpose of enabling Bank of America, N.A., as Agent (in such capacity, together with its successors and assigns, the "Agent") under that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014 (as amended, restated, supplemented or otherwise modified or refinanced or replaced from time to time, the "Credit Agreement") among Calumet Specialty Products Partners, L.P. (the "Company"), the subsidiaries and/or affiliates of the Company from time to time party thereto (including, without limitation, Calumet Lubricants Co., Limited Partnership, and, together with the Company, the "Grantors"), Bank of America, N.A., as Agent, and the lenders from time to time party thereto (collectively, the "Lenders"), to enforce any Lien held by the Agent upon any of the Collateral and, to the extent appropriate in the good faith opinion of the Agent, to process, ship, produce, store, complete, supply, lease, sell or otherwise dispose of any of the Collateral (as such term is defined in the Credit Agreement) or to collect or otherwise realize upon any Accounts, at any and all such times as the Agent shall be lawfully entitled to exercise such rights and remedies, each of the Grantors hereby grants to the Agent, for the benefit of the Agent and the Lenders, and only to the extent set forth above, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any and all intellectual property and rights relating thereto now owned or hereafter acquired by the Grantors or any one or more of them (except to the extent the terms of any of the agreements granting the foregoing rights prohibit such grant to the Agent), and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Each of the Grantors agrees and acknowledges that no further performance is required of the Agent under the terms of the license granted pursuant hereto and that this license shall not constitute an executory contract.
This Amended and Restated License to use Intellectual Property Rights (this "License") shall be governed by the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

Capitalized terms used but not defined herein shall have the meanings therefor specified in the Credit Agreement.

This License amends and restates, but does not extinguish any license or right granted pursuant to, that certain License to Use Intellectual Property Rights dated April 21, 2011, executed by Calumet Lubricants Co., Limited Partnership and certain of its affiliates to and in favor of Bank of America, N.A. as agent under the credit agreement referred to therein.

Dated: April 20, 2016.

Remainder of Page Intentionally Blank.
Signature Page to Follow.

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 1

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ R. Patrick Murray, II Name: R. Patrick Murray, II Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 2

CALUMET LP GP, LLC

By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 3

CALUMET OPERATING, LLC

By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 4

CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP

By: Calumet LP GP, LLC, its general partner
   By: Calumet Operating, LLC, its sole member
      By: Calumet Specialty Products Partners, L.P.,
      its sole member
         By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
             Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 5

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By: Calumet Lubricants Co., Limited Partnership,
   its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
   its sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
             Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 6

CALUMET SHREVEPORT FUELS, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 7

CALUMET SALES COMPANY INCORPORATED By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 8

CALUMET PENRECO, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial
             Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 9

CALUMET FINANCE CORP. By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 10

CALUMET SUPERIOR, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 11

CALUMET MISSOURI, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 12

CALUMET PACKAGING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 13

ROYAL PURPLE, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 14

CALUMET MONTANA REFINING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 15

CALUMET SAN ANTONIO REFINING, LLC,
as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief
            Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 16

BEL-RAY COMPANY, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 17

WELD CORPORATION, as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 18

ADF HOLDINGS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 19

ANCHOR DRILLING FLUIDS USA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 20

CALUMET NORTH DAKOTA, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 21

KURLIN COMPANY, LLC,
as a Borrower
By: Bel-Ray Company, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief
           Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 22

ANCHOR OILFIELD SERVICES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 23